Exhibit 10.1

PLEDGE AGREEMENT

This PLEDGE AGREEMENT is made as of April 21, 2014, by and between Analogic Corporation, a Massachusetts corporation (the “Company”), and Sovereign Bank, as administrative agent (hereinafter, in such capacity, the “Administrative Agent”) for (a) itself and other lending institutions (hereinafter, collectively, the “Lenders”, which shall include the L/C Issuer) which are or may become parties to the Credit Agreement dated as of the date hereof (as amended and in effect from time to time, the “Credit Agreement”), among the Company, the Lenders, the Administrative Agent and certain other parties thereto; and (b) the other Secured Parties (as such term is defined in the Credit Agreement).

WHEREAS, the Company is the direct legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of Ultrasonix Medical Corporation (the “Subsidiary”), as more fully described on Annex A; and

WHEREAS, it is a condition precedent to the Lenders’ and the L/C Issuer continuing to make loans or otherwise extend credit to the Company under the Credit Agreement and the other Secured Parties extending credit to the Loan Parties under the Secured Cash Management Agreements and the Secured Hedge Agreements that the Company execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, a pledge agreement in substantially the form hereof; and

WHEREAS, the Company wishes to grant pledges and security interests in favor of the Administrative Agent, for the benefit of the Secured Parties, as herein provided;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Pledge of Stock, etc.

1.1. Pledge of Stock. The Company hereby pledges, assigns, grants a security interest in, and delivers to the Administrative Agent, for the benefit of the Secured Parties, all of the shares of capital stock or other equity interests (the “Capital Stock”) of the Subsidiary of every class, as more fully described on Annex A hereto, to be held by the Administrative Agent, for the benefit of the Secured Parties, subject to the terms and conditions hereinafter set forth, provided, however, notwithstanding anything to the contrary contained in this §1.1, the Company shall, subject to §1.2, only be required to pledge 65% of the shares of the Capital Stock of the Subsidiary. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Administrative Agent.

1.2. Additional Stock. In case the Company shall acquire any additional shares of the Capital Stock of the Subsidiary or corporation or other entity which is the successor of the Subsidiary, or any securities exchangeable for or convertible into shares of such Capital Stock of any class of the Subsidiary, whether by purchase, stock dividend, stock split or otherwise, then such, shares or other securities shall be subject to the pledge, assignment and security interest granted to the Administrative Agent, for the benefit of the Secured Parties, under this Agreement and the Company shall deliver to the Administrative Agent forthwith any certificates therefore in the relevant percentage therefor specified in §1.1, accompanied by stock powers or other appropriate instruments of assignment duly executed by the Company in blank. The Company agrees that the Administrative Agent may from time to time attach as Annex A hereto an updated list of the shares of Capital Stock or securities at the time pledged with the Administrative Agent hereunder. Upon the occurrence and continuation of an Event of Default, the Company shall forthwith deliver to and pledge to the Administrative Agent, for the benefit of the Secured Parties, all shares of the Capital Stock, of the Subsidiary owned by the Company and not previously pledged and delivered pursuant to §1.1 above, together with stock powers or other instruments of assignment therefore, duly executed in blank.

1.3. Pledge of Cash Collateral Account. The Company also hereby pledges, assigns, grants a security interest in, and delivers to the Administrative Agent, for the benefit of the Secured Parties, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

2. Definitions. The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts (the “MA UCC”) have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article), unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

Cash Collateral. See §4.

Cash Collateral Account. See §4.

Securities Act. See §7.3.

Stock. Includes the shares of stock described in Annex A attached hereto and any additional shares of stock at the time pledged with the Administrative Agent hereunder.

Stock Collateral. The property at any time pledged to the Administrative Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral. The term does not include any income, increases or proceeds received by the Company to the extent expressly permitted by §6.

Time Deposits. See §4.

3. Security for Obligations. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Administrative

Agent, for the benefit of the Secured Parties, as security for the payment and performance in full of all of the Obligations.

4. Liquidation, Recapitalization, etc.

4.1. Distributions Paid to Administrative Agent. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in §6, be paid over and delivered to the Administrative Agent to be held by the Administrative Agent, for the benefit of the Secured Parties, as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Administrative Agent, for the benefit of the Secured Parties, to be held by it as security for the Obligations. Except to the limited extent provided in §6, all sums of money and property paid or distributed in respect of the Stock, whether as dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Administrative Agent, be held in trust for the Administrative Agent, for the benefit of the Secured Parties, as security for the payment and performance in full of all of the Obligations.

4.2. Cash Collateral Account. All sums of money that are delivered to the Administrative Agent pursuant to this §4 shall be deposited into an interest bearing account with the Administrative Agent or, if the Administrative Agent is not the depositary bank, to an interest bearing account in the name of the Administrative Agent, for the benefit of the Secured Parties, as customer with a depositary bank satisfactory to the Administrative Agent (any such account, whether maintained with the Administrative Agent or in the Administrative Agent’s name as customer being herein referred to as the “Cash Collateral Account”). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Administrative Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as “Time Deposits”), that are satisfactory to the Administrative Agent after consultation with the Company, provided, that, in each such case, arrangements satisfactory to the Administrative Agent are made and are in place to perfect and to insure the first priority of the Administrative: Agent’s security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the “Cash Collateral.”

4.3. Company’s Rights to Cash Collateral, etc. Except as otherwise expressly provided, in §15, the Company shall have no right to withdraw sums from the Cash

Collateral Account, to receive any of the Cash Collateral or to require the Administrative Agent to part with the Administrative Agent’s possession of any instruments or other writings evidencing any Time Deposits.

5. Warranty of Title; Authority. The Company hereby represents and warrants that: (a) the Company has good and marketable title to, and is the sole record and beneficial owner of, the Stock described in §1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) all of the Stock described in §1 is validly issued, fully paid and non-assessable, (c) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Company’s charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects. The Company covenants that it will defend the rights of the Secured Parties and security interest of the Administrative Agent, for the benefit of the Secured Parties, in such Stock against the claims and demands of all other persons whomsoever. The Company further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Administrative Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Secured Parties.

6. Dividends, Voting, etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent, waiver or ratification given by the Company if the effect thereof would in the reasonable judgment of the Required Lenders impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Notes or any of the other Loan Documents. All such rights of the Company to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Administrative Agent’s option, as evidenced by the Administrative Agent’s notifying the Company of such election, cease in case an Event of Default Shall have occurred and be continuing.

7. Remedies.

7.1. In General. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in, addition to the rights and remedies of a secured party under the MA UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Administrative Agent deems expedient:

(a) if the Administrative Agent so elects and gives notice of such election to the Company, the Administrative Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Administrative Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Administrative Agent the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

(b) the Administrative Agent may demand, sue for, collect or make any compromise or settlement the Administrative Agent deems suitable in respect of any Stock Collateral;

(c) the Administrative Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Administrative Agent thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

(d) the Administrative Agent may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

(e) the Administrative Agent may set off or otherwise apply or credit against the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Administrative Agent.

7.2. Sale of Stock Collateral. In the event of any sale or other disposition of the Stock Collateral as provided in clause (c) of §7.1 and to the extent that any notice thereof is required to be given by law, the Administrative Agent shall give to the Company at least five (5) Business Days’ prior authenticated notice of the time and place of any public sale or other disposition of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five (5) Business Days’ prior authenticated notice of such sale or other disposition or sales or other dispositions shall be reasonable notice. The Administrative Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law). The Administrative Agent may buy or otherwise acquire any part or all of the Stock Collateral at any public sale or other disposition and if any part or all of the Stock Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Administrative Agent may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means. The Administrative Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, travel and all other expenses which may be incurred by the Administrative Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to the terms of the Credit Agreement. Only after such applications, and after payment by the Administrative Agent of any amount required by §9-608(a)(1)(C) or §9-615(a)(3) of the MA UCC, need the Administrative Agent account to the Company for any surplus.

7.3. Registration of Stock. If the Administrative Agent shall determine to exercise its right to sell or otherwise dispose of any or all of the Stock pursuant to this §7, and if in the opinion of counsel for the Administrative Agent it is necessary, or if in the reasonable opinion of the Administrative Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), the Company agrees to use its best efforts to cause the Issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Administrative Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of nine (9) months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Administrative Agent shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act.

7.4. Private Sales. The Company recognizes that the Administrative Agent may be unable to effect a public sale or other disposition of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities

Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Administrative Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Administrative Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Administrative Agent shall designate and, if required, to cause such issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

7.5. Company’s Agreements, etc. The Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this §7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company’s expense. The Company further agrees that a breach of any of the covenants contained in this §7 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this §7 shall be specifically enforceable against the Company by the Administrative Agent and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

8. Marshalling. Neither the Administrative Agent nor any other Secured Party shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Administrative Agent’s rights hereunder and of the Secured Parties in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws.

9. Company’s Obligations Not Affected. The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by any Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, the Notes, the other Loan Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Security Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Company shall have notice or knowledge of any of the foregoing, the Company hereby generally waiving all suretyship defenses to the extent applicable.

10. Transfer, etc., by Company. Without the prior written consent of the Administrative Agent, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

11. Further Assurances. The Company will do all such acts, and will furnish to the Administrative Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Administrative Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Secured Parties hereunder, all without any cost or expense to the Administrative Agent or any other Secured Party. The Company hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as the Stock Collatteral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company agrees to furnish any such, information to the Administrative Agent promptly upon request.

12. Administrative Agent’s Exoneration. Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Administrative Agent nor any other Secured Party shall be required to take any action of any kind to collect, preserve or protect its or the Company’s rights in the Stock Collateral or against other parties thereto. The Administrative Agent’s prior recourse to any part or all of the Stock Collateral shall of any demand, suit or proceeding for payment or collection of any of the Obligations.

13. No Waiver, etc. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Administrative Agent, with the consent of the Required Lenders, and the Company. No act, failure or delay by the Administrative Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Administrative Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

14. Notice, etc. All notices, requests and other communications hereunder shall be made in the manner set forth in Section 10.02 of the Credit Agreement.

15. Termination. Upon final payment and performance in full of the Obligations and the cancellation or termination of any commitment to extend credit under the Credit Agreement or any of the other Loan Documents, this Agreement shall terminate and the Administrative Agent shall, at the Company’s request and expense, return such Stock Collateral in the possession or control of the Administrative Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Administrative Agent hereunder.

16. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in Section 10.02 of the Credit Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

18. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THlS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Administrative Agent or any other Secured Party nor any representative, agent or attorney of the Administrative Agent or any other Secured Party has represented, expressly or otherwise, that the Administrative Agent or any other Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Administrative Agent or any of the other Secured Parties is a party, the Administrative Agent and the other Secured Parties are relying upon, among other things, the waivers and certifications contained in this §18.

19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal, or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

IN WITNESS WHEREOF, intending to be legally bound, the Company and the Administrative Agent have caused this Agreement to be executed as of the date first above written.

ANALOGIC CORPORATION

By:	/s/ Michael Levitz
Name:	Michael Levitz
Title:	Senior Vice President, Chief Financial
Officer, and Treasurer

SOVEREIGN BANK, as Administrative Agent

By:

Title: Senior Vice President

The undersigned Subsidiary hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of §§4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Administrative Agent and the Company in carrying out such provisions.

ULTRASONIX MEDICAL CORPORATION

By:	/s/ Michael Levitz
Name:	Michael Levitz
Title:	Director

ANNEX A TO PLEDGE AGREEMENT

None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.

Issuer	Record Owner	Class of Shares	Number of Authorized Shares	Number of Issued Shares	Number of Outstanding Shares	Par or Liquidation Value

Ultrasonix Medical Corporation	Analogic Corporation	Common	100	100	100	$0